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PROSPECTUS SUPPLEMENT - January 21, 2000 *


AXP Growth Fund (September 29, 1999) S-6455 P (9/99)


The portfolio manager section is revised as follows:


The Fund's assets are invested in Growth Portfolio (the Portfolio), which is managed by AEFC. Lisa Costa, senior portfolio manager, joined AEFC in January 2000. From 1985-1999 she was vice president and portfolio manager for Franklin Advisors at Franklin Templeton Group of Funds. She also serves as portfolio manager of AXP Variable Portfolio-Growth Fund.




S-6455-1 A  (1/00)
*Valid until next prospectus update


Destroy September 29, 2000